UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-09995

T. Rowe Price Global Technology Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2012

Item 1. Report to Shareholders

Global Technology Fund	December 31, 2012

The views and opinions in this report were current as of December 31, 2012. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

Global technology stocks generated solid gains in 2012, despite increased market volatility and turmoil in Europe, a slowdown in China, and continued economic and political challenges to the U.S. recovery. Corporate earnings notched healthy gains for most of the year but tailed off late in the period due to weaker business and consumer spending that resulted in part from uncertainty about U.S. fiscal policy. The portfolio’s outperformance versus its benchmark was driven by strong stock selection in hardware, media, and software.

PERFORMANCE COMPARISON

Our fund advanced 19.24% in 2012 and 6.19% in the last six months, easily outperforming the MSCI All Country World Index Information Technology and the Lipper Global Science/Technology Funds Index.

The fund’s long-term relative performance remained exceptional—it is Lipper’s top-ranked fund in its category for the 5- and 10-year periods through December 31, 2012. Based on cumulative total return, Lipper ranked the Global Technology Fund 7 of 43, 3 of 39, 1 of 21, and 1 of 18 global science/technology funds for the 1-, 3-, 5-, and 10-year periods ended December 31, 2012, respectively. (Results will vary for other periods. Past performance cannot guarantee future results.)

MARKET ENVIRONMENT

Global markets rode a volatile wave in 2012, with markets up sharply early in the year, down in the spring, and then up again in the third quarter before losing ground at the end of the year. Fortunately, most markets recorded solid gains for the full year, in spite of the parade of dismal economic and political news out of Europe and a political stalemate in Washington, D.C., which appeared to weaken business spending and sour consumer sentiment. Corporate profits were favorable for most of the year, credit improved, and housing and labor markets gained momentum some four years after the U.S. financial collapse.

Economic growth was helped by the Federal Reserve, which continued to find ways of introducing more liquidity in an effort to lift the economy. Fearing that the U.S. economy might be headed toward recession, the Fed announced in September that it would begin purchasing $45 billion in Treasury securities every month starting this year. It also signaled its commitment to full employment by setting specific targets for the unemployment and inflation rates—6.5% and 2.5%, respectively—before it would begin raising short-term interest rates.

The European Central Bank (ECB) also became more aggressive in an effort to cauterize Europe’s financial wound. It announced a series of steps to contain spiraling government yields and help countries implement economic reforms. The measures appeared to have their desired effect, as yields retreated and investors grew more confident that the ECB would become the lender of last resort for countries in need of a bailout. The European recession had a negative impact on China, the European Union’s largest trading partner, which caused growth to slow from its blistering pace of recent years. The contagion spread to Brazil, which relies on China for its vast commodities supply, and to other emerging markets heavily dependent on trade to power growth. China and Brazil, which face other structural challenges, lowered interest rates and introduced stimulus to ease the pain. Given the massive amounts of pump-priming by central banks, 2012 may be remembered as the year of the monetarists.

PORTFOLIO REVIEW

When I took over responsibilities for the portfolio last summer, I noted that we elected to have fewer holdings during periods where we see value in plain sight. The strategy was largely successful, though we made some shifts in our allocation to book profits and explore other options. As mentioned previously, there are few platforms that have more reach or depth in the Internet and mobile computing world than Apple, Amazon.com, and Google. Apple performed extraordinarily well for most of the year, before faltering in the fourth quarter due to investor concerns over its gross margins stemming from increased competition in mobile phones. Apple remains our largest holding. We believe the iPad franchise will continue to generate strong profits for Apple, which controls about 70% of the tablet market. We recognize that the iPad Mini is more expensive than other tablets, which may prompt the company to develop a lower-priced device. (Please refer to the fund’s portfolio of investments for a complete list of holdings and the amount each represents in the portfolio.)

In the increasingly competitive smartphone universe, Apple faced growing competition from Samsung Electronics’ Galaxy line, a top performer for the portfolio in the last six months. While the iPhone 5 series has sold well, it did not have the explosive sales start that the iPhone 4 did. Google products and services continue to demonstrate a high capacity for innovation and market success. The company’s social networking site Google+, launched in 2011, already has 500 million registered users. Perhaps more importantly, because of Google’s search capability, the company should be able to efficiently monetize Google+. Amazon is another strong innovator, with the development of new applications for its Kindle tablets, which are likely to make the devices more attractive in the future.

After reducing our total number of holdings last summer, we began to rebuild our positions and increased the number to 81 at the end of 2012, from about 60 six months earlier. We added shares across the technology spectrum with the best global profile in the software, Internet, information technology services, communications equipment, semiconductors, and hardware segments.

Our semiconductor positions recorded strong gains over the last six months, helped by Samsung’s surge and by the resurgence of the sector, which had been under pressure earlier in the year. We trimmed Samsung on strength but added to other semiconductors. Mobile devices, of course, have invited tremendous innovation in recent years, and we are seeing some of the rewards in the fast-paced smartphone development process. We purchased NXP Semiconductor, based in the Netherlands. The company has no personal computer exposure, but its chips for everything from smartphones to automotive parts and passport security devices are first-rate. This well-managed company serves Apple and Samsung products, which is a testament to its quality chips. The company also has exposure to European industrial markets and China. Avago Technologies serves niche markets through its production of fiber optics devices, electrical transmission products, and robotics sensors. The company’s industrial products, while economically sensitive to capital spending and global growth, remain strong due to the low-competitive markets in which it operates. Late in the period, we eliminated several of our Japanese holdings due to the recent rally in Japanese equities. We sold Tokyo Electron and Nikon.

Software represents a larger share of the portfolio than it did six months ago and well above our levels of one year earlier. We are now overweight versus our benchmark, as we are building out our applications software segment, which features software-as-a-service model companies. These enterprises are developing accounting and management information systems and other services for companies seeking to reduce their IT costs by moving their data streams to cloud computing. The demand for these services is growing at a rapid pace. In the last several months, we purchased Concur Technologies, Workday, SAP, Salesforce.com, and Cornerstone OnDemand, all of which develop software for managing business solutions. We also bought athenahealth on weakness. The cloud-based software business services company for physician practices offers medical billing, practice management, and electronic health record services.

We added to Internet holdings in the media segment, where we see increased membership and engagement, particularly with LinkedIn and China’s Baidu. LinkedIn, the world’s largest professional social network on the Internet, has rapidly grown its member base and engagement levels. The company has also done a good job of growing its premium subscription service and its high-margin marketing solutions business, which provides advertisers access to a desirable customer demographic. We added to Chinese Internet company Baidu last year on weakness. The company came under pressure due to unrelated factors, including China’s economic slowdown, challenging regulatory issues, and concerns that the shift from PCs to mobile computing could hamper its business. However, we believe Baidu is well positioned to increase its dominant stature in mobile. The company is now the portfolio’s second-largest holding, though we do not expect to increase its position size.

OUTLOOK

We believe that the slowdown in technology spending in the last six months was a pause, not a trend. Capital spending levels clearly deteriorated as a result of uncertainty about U.S. fiscal policy, the recession in Europe, and continued weakness in China. Some of those data points are, in our view, clearer today than they were last fall. But they are by no means resolved. Political acrimony over extending the U.S. debt ceiling could further affect business planning and rattle markets. Uncertainty continues to envelop the government’s spending side of the ledger, which makes business forecasting that much more difficult to project. Europe has begun to stabilize, but with relatively healthy countries such as Germany facing anemic growth in the next several quarters, corporate profits could come under continued pressure. And while China appears to have avoided a severe downturn, its growth rate has moderated.

However, we see more light at the end of the tunnel than just three months ago. The U.S. economy is gaining momentum, with the housing and labor markets finally showing some sustained progress. Relatively low energy prices are also helping the recovery. Europe may be on its back but has taken steps to maneuver out of its torpor. China is in the midst of a new five-year plan oriented toward consumer spending. The big economies appear to be in various states of transition, but the rebuilding is under way and so, we expect, are the positive dividends.

We believe that research, stock selection, and valuation matter. We are looking for products and companies gaining market share and participating in extreme positive outcomes. Tactically, we see solid near-term opportunities in semiconductors, applications and enterprise software, and Internet companies. We continue to build a portfolio of companies with recurring revenues and strong barriers to entry. We believe the portfolio is well positioned, with its balance of potential global leaders and attractively valued securities that should perform well as economic conditions improve.

Thank you for your continued support. We look forward to informing you on our progress in six months.

Respectfully submitted,

Joshua K. Spencer
President of the fund and chairman of its Investment Advisory Committee

January 14, 2013

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INVESTING IN THE FUND

Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Technology stocks, historically, have experienced unusually wide price swings, both up and down. The potential for wide variation in performance reflects the special risks common to companies in the rapidly changing field of technology. For example, products or services that at first appear promising may not prove commercially successful and may become obsolete quickly. Earnings disappointments and intense competition for market share can result in sharp price declines.

GLOSSARY

Lipper Global Science/Technology Funds Index: An index of science and technology mutual fund performance returns of funds that invest in technology companies around the world for specified periods as tracked by Lipper Inc.

MSCI All Country World Index Information Technology: An index that tracks information technology stocks in developed and emerging markets.

Performance and Expenses

Growth of $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

Fund Expense Example

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Preferred Services, Personal Services, or Enhanced Personal Services client (enrollment in these programs generally requires T. Rowe Price assets of at least $100,000). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

The accompanying notes are an integral part of these financial statements.

Portfolio of Investments ‡

(Cost and value in $000s)

	Shares	Value
COMMON STOCKS 96.6%		
HARDWARE 21.2%		
Consumer Electronics 16.4%		
Apple	213,800	113,962
		113,962
Enterprise Hardware 2.3%		
Dainippon Screen (JPY)	465,000	2,848
EMC (1)	296,500	7,501
National Instruments	225,500	5,820
		16,169
Supply Chain/Electronic Manufacturing 2.5%		
Fanuc (JPY)	4,900	911
Flextronics International (1)	667,600	4,146
Hon Hai Precision (TWD)	1,911,900	5,894
Jabil Circuit	73,400	1,416
Pegatron (TWD) (1)	1,056,000	1,374
WPG Holdings (TWD)	2,846,000	3,744
		17,485
Total Hardware		147,616
HEALTH CARE 0.4%		
Healthcare Services 0.4%		
athenahealth (1)	36,387	2,673
Total Health Care		2,673
IT SERVICES 0.3%		
IT Services 0.3%		
Accenture, Class A	21,000	1,396
MasterCard, Class A	2,000	983
Total IT Services		2,379

MEDIA 14.7%		
Cable/Satellite 0.4%		
Charter Communications, Class A (1)	36,200	2,760
		2,760
Internet 14.3%		
Amazon.com (1)	42,900	10,774
Baidu, ADR (1)	306,300	30,719
Google, Class A (1)	41,900	29,723
LinkedIn (1)	149,700	17,188
MercadoLibre	24,400	1,917
priceline.com (1)	14,900	9,256
Youku.com, Class A, Acquisition Date: 9/15/10 - 6/14/11 Acquisition Cost $— (1)(2)	2	—
		99,577
Total Media		102,337
SEMICONDUCTORS 24.0%		
Analog Semiconductors 9.3%		
Avago Technologies	147,300	4,663
Diodes (1)	560,680	9,728
Fairchild Semiconductor, Class A (1)	239,800	3,453
Hittite Microwave (1)	56,686	3,520
Intersil Holding, Class A	127,200	1,054
NXP Semiconductor (1)	473,000	12,483
ON Semiconductor (1)	3,999,400	28,196
Texas Instruments	66,800	2,067
		65,164
Digital Semiconductors 10.0%		
ARM Holdings (GBP)	147,279	1,883
Atmel (1)	1,431,600	9,377
Broadcom, Class A	170,223	5,653

Infineon Technologies (EUR)	207,952	1,688
InvenSense (1)	341,600	3,795
IQE (GBP) (1)	3,936,502	1,964
Marvell Technology Group	356,400	2,587
Micron Technology (1)	336,700	2,138
Samsung Electronics (KRW)	12,903	18,467
SanDisk (1)	41,600	1,812
Skyworks Solutions (1)	152,300	3,092
Taiwan Semiconductor (TWD)	5,171,000	17,307
		69,763

Semiconductor Capital Equipment 4.7%

Aixtron (EUR)	122,968	1,444
Applied Materials	910,300	10,414
ASML (EUR)	80,037	5,182
KLA-Tencor	191,100	9,127
Nova Measuring Instruments (1)	227,800	1,818
Rudolph Technologies (1)	346,800	4,664
		32,649
Total Semiconductors		167,576

SOFTWARE 20.3%

Applications Software 5.6%

Concur Technologies (1)	86,500	5,840
Eloqua (1)	59,600	1,406
Informatica (1)	80,500	2,441
Pros Holdings (1)	126,700	2,317
Salesforce.com (1)	42,200	7,094
SAP (EUR)	109,101	8,740
Sourcefire (1)	85,700	4,047
Synaptics (1)	24,000	719
Ultimate Software Group (1)	22,600	2,134
Workday (1)	53,900	2,938

CONVERTIBLE PREFERRED STOCKS 1.5%		
ENERGY 0.1%		
Energy Related 0.1%		
Silver Spring Networks, Acquisition Date: 12/11/09 Acquisition Cost $590 (1)(2)	59,000	442
Total Energy		442
HEALTH CARE 0.4%		
Healthcare Services 0.4%		
Castlight Health, Acquisition Date: 4/26/12 Acquisition Cost $3,045 (1)(2)	504,420	3,045
Total Health Care		3,045
INTERNET & E-COMMERCE 0.4%		
Internet 0.4%		
coupons.com, Acquisition Date: 6/1/11 Acquisition Cost $1,080 (1)(2)	196,610	538
Peixe Urbano, Acquisition Date: 12/5/11 Acquisition Cost $1,364 (1)(2)	41,445	207
Twitter, Acquisition Date: 9/24/09 - 9/13/11 Acquisition Cost $448 (1)(2)	168,000	2,140
Total Internet & E-Commerce		2,885
IT SERVICES 0.2%		
IT Services 0.2%		
Apptio, Acquisition Date: 3/9/12, Acquisition Cost $1,134 (1)(2)	63,288	1,134
Total IT Services		1,134
TECHNOLOGY 0.4%		
Software & Services 0.4%		
Dropbox, Class A, Acquisition Date: 5/1/12 Acquisition Cost $289 (1)(2)	31,927	246

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements

T. Rowe Price Global Technology Fund, Inc. (the fund), is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund commenced operations on September 29, 2000. The fund seeks to provide long-term capital growth.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America (GAAP), which require the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid annually. Capital gain distributions, if any, are generally declared and paid by the fund annually.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Rebates and Credits Subject to best execution, the fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the fund in cash. Commission rebates are reflected as realized gain on securities in the accompanying financial statements and totaled $98,000 for the year ended December 31, 2012. Additionally, the fund earns credits on temporarily uninvested cash balances held at the custodian, which reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

New Accounting Pronouncements In December 2011, the FASB issued amended guidance to enhance disclosure for offsetting assets and liabilities. The guidance is effective for fiscal years and interim periods beginning on or after January 1, 2013. Adoption will have no effect on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund’s financial instruments are reported at fair value as defined by GAAP. The fund determines the values of its assets and liabilities and computes its net asset value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities and private placements, and those financial instruments for which the above valuation procedures are inappropriate or are deemed not to reflect fair value, are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors (the Board). Subject to oversight by the Board, the Valuation Committee develops pricing-related policies and procedures and approves all fair-value determinations. The Valuation Committee regularly makes good faith judgments, using a wide variety of sources and information, to establish and adjust valuations of certain securities as events occur and circumstances warrant. For instance, in determining the fair value of private-equity instruments, the Valuation Committee considers a variety of factors, including the company’s business prospects, its financial performance, strategic events impacting the company, relevant valuations of similar companies, new rounds of financing, and any negotiated transactions of significant size between other investors in the company. Because any fair-value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices. Additionally, trading in the underlying securities of the fund may take place in various foreign markets on certain days when the fund is not open for business and does not calculate a net asset value. As a result, net asset values may be significantly affected on days when shareholders cannot make transactions.

Valuation Inputs Various inputs are used to determine the value of the fund’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical financial instruments

Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar financial instruments, interest rates, prepayment speeds, and credit risk)

Level 3 – unobservable inputs

Observable inputs are those based on market data obtained from sources independent of the fund, and unobservable inputs reflect the fund’s own assumptions based on the best information available. The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level. For example, non-U.S. equity securities actively traded in foreign markets generally are reflected in Level 2 despite the availability of closing prices because the fund evaluates and determines whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above. The following table summarizes the fund’s financial instruments, based on the inputs used to determine their values on December 31, 2012:

Following is a reconciliation of the fund’s Level 3 holdings for the year ended December 31, 2012. Transfers into and out of Level 3 are reflected at the value of the financial instrument at the beginning of the period. Gain (loss) reflects both realized and change in unrealized gain (loss) on Level 3 holdings during the period, if any, and is included on the accompanying Statement of Operations. The change in unrealized gain (loss) on Level 3 instruments held at December 31, 2012, totaled $(2,203,000) for the year ended December 31, 2012.

NOTE 3 - DERIVATIVE INSTRUMENTS

During the year ended December 31, 2012, the fund invested in derivative instruments. As defined by GAAP, a derivative is a financial instrument whose value is derived from an underlying security price, foreign exchange rate, interest rate, index of prices or rates, or other variable; it requires little or no initial investment and permits or requires net settlement. The fund invests in derivatives only if the expected risks and rewards are consistent with its investment objectives, policies, and overall risk profile, as described in its prospectus and Statement of Additional Information. The fund may use derivatives for a variety of purposes, such as seeking to hedge against declines in principal value, increase yield, invest in an asset with greater efficiency and at a lower cost than is possible through direct investment, or to adjust credit exposure. The risks associated with the use of derivatives are different from, and potentially much greater than, the risks associated with investing directly in the instruments on which the derivatives are based. Investments in derivatives can magnify returns positively or negatively; however, the fund at all times maintains sufficient cash reserves, liquid assets, or other SEC-permitted asset types to cover the settlement obligations under its open derivative contracts.

The fund values its derivatives at fair value, as described below and in Note 2, and recognizes changes in fair value currently in its results of operations. Accordingly, the fund does not follow hedge accounting, even for derivatives employed as economic hedges. The fund does not offset the fair value of derivative instruments against the right to reclaim or obligation to return collateral. As of December 31, 2012, the fund held no derivative instruments.

Additionally, during the year ended December 31, 2012, the fund recognized $97,000 of realized gain on Foreign Currency Transactions and a $73,000 change in unrealized gain/loss on Foreign Currency Transactions related to its investments in foreign exchange derivatives; such amounts are included on the accompanying Statement of Operations.

Forward Currency Exchange Contracts The fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. It uses forward currency exchange contracts (forwards) primarily to protect its non-U.S. dollar-denominated securities from adverse currency movements relative to the U.S. dollar. A forward involves an obligation to purchase or sell a fixed amount of a specific currency on a future date at a price set at the time of the contract. Although certain forwards may be settled by exchanging only the net gain or loss on the contract, most forwards are settled with the exchange of the underlying currencies in accordance with the specified terms. Forwards are valued at the unrealized gain or loss on the contract, which reflects the net amount the fund either is entitled to receive or obligated to deliver, as measured by the difference between the forward exchange rates at the date of entry into the contract and the forward rates at the reporting date. Appreciated forwards are reflected as assets, and depreciated forwards are reflected as liabilities on the accompanying Statement of Assets and Liabilities. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the agreements; that anticipated currency movements will not occur, thereby reducing the fund’s total return; and the potential for losses in excess of the fund’s initial investment. During the year ended December 31, 2012, the fund’s exposure to forwards, based on underlying notional amounts, was generally between 0% and 2% of net assets.

NOTE 4 - OTHER INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Emerging Markets At December 31, 2012, approximately 11% of the fund’s net assets were invested, either directly or through investments in T. Rowe Price institutional funds, in securities of companies located in emerging markets, securities issued by governments of emerging market countries, and/or securities denominated in or linked to the currencies of emerging market countries. Emerging market securities are often subject to greater price volatility, less liquidity, and higher rates of inflation than U.S. securities. In addition, emerging markets may be subject to greater political, economic, and social uncertainty, and differing regulatory environments that may potentially impact the fund’s ability to buy or sell certain securities or repatriate proceeds to U.S. dollars.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Collateral is maintained over the life of the loan in an amount not less than the value of loaned securities as determined at the close of fund business each day; any additional collateral required due to changes in security values is delivered to the fund the next business day. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. In accordance with GAAP, investments made with cash collateral are reflected in the accompanying financial statements, but collateral received in the form of securities is not. At December 31, 2012, there were no securities on loan.

Counterparty Risk and Collateral The fund has entered into collateral agreements with certain counterparties to mitigate counterparty risk associated with certain over-the-counter (OTC) financial instruments, including swaps, forward currency exchange contracts, TBA purchase commitments, and OTC options (collectively, covered OTC instruments). Subject to certain minimum exposure requirements (which typically range from $100,000 to $500,000), collateral requirements generally are determined and transfers made based on the net aggregate unrealized gain or loss on all OTC instruments covered by a particular collateral agreement with a specified counterparty. At any point in time, the fund’s risk of loss from counterparty credit risk on covered OTC instruments is the aggregate unrealized gain on appreciated covered OTC instruments in excess of collateral, if any, pledged by the counterparty to the fund. Further, in accordance with the terms of the relevant agreements, counterparties to certain OTC instruments may be able to terminate the contracts prior to maturity upon the occurrence of certain stated events, such as a decline in net assets above a certain percentage or a failure by the fund to perform its obligations under the contract. Upon termination, all transactions would typically be liquidated and a net amount would be owed by or payable to the fund.

Collateral can be in the form of cash or debt securities issued by the U.S. government or related agencies. Collateral both pledged by the fund to a counterparty and pledged by a counterparty to the fund, is held in a segregated account by a third-party agent. Cash posted by the fund as collateral is reflected as restricted cash in the accompanying financial statements and securities posted by the fund are so noted in the accompanying Portfolio of Investments; both remain in the fund’s assets. Collateral pledged by counterparties is not included in the fund’s assets because the fund does not obtain effective control over those assets. As of December 31, 2012, no collateral was pledged by either the fund or counterparties for covered OTC instruments.

Other Purchases and sales of portfolio securities other than short-term securities aggregated $1,267,438,000 and $1,181,434,000, respectively, for the year ended December 31, 2012.

NOTE 5 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Reclassifications to paid-in capital relate primarily to a tax practice that treats a portion of the proceeds from each redemption of capital shares as a distribution of taxable net investment income and/or realized capital gain. Reclassifications between income and gain relate primarily to the offset of the current net operating loss against realized gains. For the year ended December 31, 2012, the following reclassifications were recorded to reflect tax character (there was no impact on results of operations or net assets):

Distributions during the years ended December 31, 2012 and December 31, 2011, were characterized for tax purposes as follows:

At December 31, 2012, the tax-basis cost of investments and components of net assets were as follows:

The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to the deferral of losses from wash sales for tax purposes. The fund intends to retain realized gains to the extent of available capital loss carryforwards. Net realized capital losses may be carried forward indefinitely to offset future realized capital gains. All or a portion of the capital loss carryforwards may be from losses realized between November 1 and the fund’s fiscal year-end, which are deferred for tax purposes until the subsequent year but recognized for financial reporting purposes in the year realized. During the year ended December 31, 2012, the fund utilized $4,431,000 of capital loss carryforwards.

NOTE 6 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Acquisition of certain foreign currencies related to security transactions are also subject to tax. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Taxes incurred on the purchase of foreign currencies are recorded as realized loss on foreign currency transactions. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At December 31, 2012, the fund had no deferred tax liability attributable to foreign securities and $675,000 of foreign capital loss carryforwards, including $626,000 that expire in 2015, $16,000 that expire in 2017, and $33,000 that expire in 2020.

NOTE 7 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T.Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.45% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.28% for assets in excess of $300 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2012, the effective annual group fee rate was 0.30%.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share price and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. For the year ended December 31, 2012, expenses incurred pursuant to these service agreements were $125,000 for Price Associates; $447,000 for T. Rowe Price Services, Inc.; and $40,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of December 31, 2012, T. Rowe Price Group, Inc., and/or its wholly owned subsidiaries owned 539,179 shares of the fund, representing 1% of the fund’s net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of
T. Rowe Price Global Technology Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of T. Rowe Price Global Technology Fund, Inc. (the “Fund”) at December 31, 2012, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2012 by correspondence with the custodian and brokers, and confirmation of the underlying funds by correspondence with the transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Baltimore, Maryland
February 15, 2013

Tax Information (Unaudited) for the Tax Year Ended 12/31/12

We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.

The fund’s distributions to shareholders included:

  $26,315,000 from short-term capital gains,

  $10,879,000 from long-term capital gains, subject to the 15% rate gains category.

For taxable non-corporate shareholders, $6,234,000 of the fund’s income represents qualified dividend income subject to the 15% rate category.

For corporate shareholders, $3,606,000 of the fund’s income qualifies for the dividends-received deduction.

Information on Proxy Voting Policies, Procedures, and Records

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov. The description of our proxy voting policies and procedures is also available on our website, troweprice.com. To access it, click on the words “Our Company” at the top of our corporate homepage. Then, when the next page appears, click on the words “Proxy Voting Policies” on the left side of the page.

Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through our website, follow the directions above, then click on the words “Proxy Voting Records” on the right side of the Proxy Voting Policies page.

How to Obtain Quarterly Portfolio Holdings

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s website (sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 100 F St. N.E., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

About the Fund’s Directors and Officers

Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and other business affairs. The Board elects the fund’s officers, who are listed in the final table. At least 75% of the Board’s members are independent of T. Rowe Price Associates, Inc. (T. Rowe Price), and its affiliates; “inside” or “interested” directors are employees or officers of T. Rowe Price. The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland 21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.

Independent Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

William R. Brody, M.D., Ph.D.	President and Trustee, Salk Institute for Biological Studies (2009
(1944)	to present); Director, Novartis, Inc. (2009 to present); Director, IBM
2009	(2007 to present); President and Trustee, Johns Hopkins University
[142]	(1996 to 2009); Chairman of Executive Committee and Trustee,
Johns Hopkins Health System (1996 to 2009)

Anthony W. Deering	Chairman, Exeter Capital, LLC, a private investment firm (2004
(1945)	to present); Director, Under Armour (2008 to present); Director,
2001	Vornado Real Estate Investment Trust (2004 to present); Director
[142]	and Member of the Advisory Board, Deutsche Bank North America
(2004 to present); Director, Mercantile Bankshares (2002 to 2007)

Donald W. Dick, Jr.	Principal, EuroCapital Partners, LLC, an acquisition and management
(1943)	advisory firm (1995 to present)
2000
[142]

Robert J. Gerrard, Jr.	Chairman of Compensation Committee and Director, Syniverse
(1952)	Holdings, Inc. (2008 to 2011); Executive Vice President and General
2012	Counsel, Scripps Networks, LLC (1997 to 2009); Advisory Board
[90]	Member, Pipeline Crisis/Winning Strategies (1997 to present)

Karen N. Horn	Senior Managing Director, Brock Capital Group, an advisory and
(1943)	investment banking firm (2004 to present); Director, Eli Lilly and
2003	Company (1987 to present); Director, Simon Property Group (2004
[142]	to present); Director, Norfolk Southern (2008 to present); Director,
Fannie Mae (2006 to 2008)

Theo C. Rodgers	President, A&R Development Corporation (1977 to present)
(1941)
2005
[142]

Cecilia E. Rouse, Ph.D.	Professor and Researcher, Princeton University (1992 to present);
(1963)	Director, MDRC (2011 to present); Member, National Academy of
2012	Education (2010 to present); Research Associate, National Bureau
[90]	of Economic Research’s Labor Studies Program (1998 to 2009
and 2011 to present); Member, President’s Council of Economic
Advisors (2009 to 2011); Member, The MacArthur Foundation
Network on the Transition to Adulthood and Public Policy (2000 to
2008); Member, National Advisory Committee for the Robert Wood
Johnson Foundation’s Scholars in Health Policy Research Program
(2008); Director and Member, National Economic Association
(2006 to 2008); Member, Association of Public Policy Analysis and
Management Policy Council (2006 to 2008); Member, Hamilton
Project’s Advisory Board at The Brookings Institute (2006 to 2008);
Chair of Committee on the Status of Minority Groups in the Economic
Profession, American Economic Association (2006 to 2008)

John G. Schreiber	Owner/President, Centaur Capital Partners, Inc., a real estate
(1946)	investment company (1991 to present); Cofounder and Partner,
2001	Blackstone Real Estate Advisors, L.P. (1992 to present); Director,
[142]	General Growth Properties, Inc. (2010 to present)

Mark R. Tercek	President and Chief Executive Officer, The Nature Conservancy (2008
(1957)	to present); Managing Director, The Goldman Sachs Group, Inc.
2009	(1984 to 2008)
[142]

*Each independent director serves until retirement, resignation, or election of a successor.

Inside Directors

Name
(Year of Birth)
Year Elected*
[Number of T. Rowe Price	Principal Occupation(s) and Directorships of Public Companies and
Portfolios Overseen]	Other Investment Companies During the Past Five Years

Edward C. Bernard	Director and Vice President, T. Rowe Price; Vice Chairman of the
(1956)	Board, Director, and Vice President, T. Rowe Price Group, Inc.;
2006	Chairman of the Board, Director, and President, T. Rowe Price
[142]	Investment Services, Inc.; Chairman of the Board and Director,
T. Rowe Price Retirement Plan Services, Inc., T. Rowe Price Savings
Bank, and T. Rowe Price Services, Inc.; Chairman of the Board, Chief
Executive Officer, and Director, T. Rowe Price International; Chief
Executive Officer, Chairman of the Board, Director, and President,
T. Rowe Price Trust Company; Chairman of the Board, all funds

Brian C. Rogers, CFA, CIC	Chief Investment Officer, Director, and Vice President, T. Rowe Price;
(1955)	Chairman of the Board, Chief Investment Officer, Director, and Vice
2006	President, T. Rowe Price Group, Inc.; Vice President, T. Rowe Price
[75]	Trust Company

*Each inside director serves until retirement, resignation, or election of a successor.

Officers

Name (Year of Birth)
Position Held With Global Technology Fund	Principal Occupation(s)

Kennard W. Allen (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

P. Robert Bartolo, CFA, CPA (1972)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Christopher W. Carlson (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

David J. Eiswert, CFA (1972)	Vice President, T. Rowe Price, T. Rowe Price
President	Group, Inc., and T. Rowe Price International

Henry M. Ellenbogen (1973)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price Trust Company

Roger L. Fiery III, CPA (1959)	Vice President, Price Hong Kong, Price
Vice President	Singapore, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price International, and T. Rowe
Price Trust Company

Robert N. Gensler (1957)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., and T. Rowe Price International

John R. Gilner (1961)	Chief Compliance Officer and Vice President,
Chief Compliance Officer	T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Investment
Services, Inc.

Gregory S. Golczewski (1966)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Trust Company

Paul D. Greene II (1978)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Gregory K. Hinkle, CPA (1958)	Vice President, T. Rowe Price, T. Rowe Price
Treasurer	Group, Inc., and T. Rowe Price Trust Company

Rhett K. Hunter (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Patricia B. Lippert (1953)	Assistant Vice President, T. Rowe Price and
Secretary	T. Rowe Price Investment Services, Inc.

Daniel Martino, CFA (1974)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Heather K. McPherson, CPA (1967)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Tobias F. Mueller (1980)	Employee, T. Rowe Price; formerly intern,
Vice President	T. Rowe Price (to 2011); Investment Analyst,
Noric Mexxanine UK Limited and Consultant,
Victoria Capital Advisors LLC (to 2009);
Principal Finance Group Associate, Lehman
Brothers International (to 2008)

David Oestreicher (1967)	Director, Vice President, and Secretary, T. Rowe
Vice President	Price Investment Services, Inc., T. Rowe
Price Retirement Plan Services, Inc., T. Rowe
Price Services, Inc., and T. Rowe Price Trust
Company; Vice President and Secretary,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price International; Vice President,
Price Hong Kong and Price Singapore

Hiroaki Owaki, CFA (1962)	Vice President, T. Rowe Price Group, Inc., and
Vice President	T. Rowe Price International

Deborah D. Seidel (1962)	Vice President, T. Rowe Price, T. Rowe Price
Vice President	Group, Inc., T. Rowe Price Investment Services,
Inc., and T. Rowe Price Services, Inc.

Michael F. Sola, CFA (1969)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Joshua K. Spencer, CFA (1973)	Vice President, T. Rowe Price and T. Rowe Price
President	Group, Inc.

Julie L. Waples (1970)	Vice President, T. Rowe Price
Vice President

Thomas H. Watson (1977)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Alison Mei Ling Yip (1966)	Vice President, Price Hong Kong and T. Rowe
Vice President	Price Group, Inc.

Nalin Yogasundram (1975)	Vice President, T. Rowe Price and T. Rowe Price
Vice President	Group, Inc.

Unless otherwise noted, officers have been employees of T. Rowe Price or T. Rowe Price International for at least 5 years.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Directors/Trustees has determined that Mr. Anthony W. Deering qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Deering is considered independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1) The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

     (2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $1,802,000 and $1,764,000, respectively.

(h) All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Global Technology Fund, Inc.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

	By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date February 15, 2013

	By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date February 15, 2013